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                                                                  EXHIBIT 10.26


                            MASTER LICENSE AGREEMENT



        This Master License Agreement Number NSC010228 (this "Master License Agreement"), with an "Effective Date" of February 28, 2001 is made by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 1195 Bordeaux Drive, Sunnyvale, California 94089 (hereinafter referred to as "Artisan Components"), and National Semiconductor Corporation, a Delaware corporation with its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter referred to as "Licensee").

1. DEFINITIONS

1.1 "ADDITIONAL PRODUCTS" means the standard cell, I/O and memory generator products optimized for Foundry Processes that are generally distributed by Artisan Components to end users as of the Master Agreement Effective Date.

1.2 "AFFILIATE" means any corporation or other business entity in which, but only for so long as, Licensee owns or controls directly or indirectly, at least 50% of the outstanding stock or other voting rights entitled to elect directors.

1.3 "AUTHORIZED MANUFACTURING SITE(S)" means manufacturing facilities for integrated circuits owned or controlled by Licensee, or Permitted Third Party Manufacturing Site(s) as defined in Section 1.18.

1.4 "BACK-END VIEWS" means the library element physical design and related documentation deliverables, whether in object code, reconfigurable binary, ASCII data, binary data, or any other form, as identified in Appendix 1 to the Product Schedule.

1.5 "[***]" means a [***] or [***] that [***] and/or [***] for [***] standard cells, [***] and/or [***] and is listed in [***], which may be updated by Artisan Components from time to time by providing notice to Licensee in accordance with Section 19.

1.6 "DESIGN" means any integrated circuit, integrated circuit mask, design database or graphical representation of a design database containing representations of Licensed Product(s) (or portions thereof) or designed with data from Licensed Product(s) from Artisan Components in any of its various formats, including but not limited to: circuit schematics, ASCII or binary data, logic diagrams, simulation models, physical layout, hardware description languages, timing characteristics and netlists.

1.7 "ELECTROART" means any deliverables provided by Artisan Components to Licensee pursuant to the Artisan Components ElectroArt Technology Development Program ("ElectroArt Program"), including but not limited to GDSII data and report(s) provided in connection with the ElectroArt Program. ElectroArt deliverables, if any, will be listed in the Product Schedule in Exhibit C.

1.8 "FRONT-END VIEWS" means the library element timing, simulation models, logical



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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symbols, floor planning abstracts and related documentation deliverables as identified in Appendix 1 to the Product Schedule.

1.9 "FOUNDRY" means Taiwan Semiconductor Manufacturing Company, Ltd. ("TSMC"), United Microelectronics Company, Ltd. ("UMC"), or Chartered Semiconductor Manufacturing Ltd. ("CSM").

1.10 "FOUNDRY PROCESSES" means the 0.13um, 0.15um, 0.18um, and 0.25um processes of TSMC; the 0.18um and 0.25um processes of UMC; and the 0.18um and 0.25um processes of CSM.

1.11 "INTERNAL USE DOCUMENTATION" means the Internal Use Documentation, if any, listed in Appendix 1 to the Product Schedule. The Internal Use Documentation is Confidential Information of Artisan Components and may not be disclosed or distributed to third parties.

1.12 "LICENSE AGREEMENT" shall have the meaning set forth in Section 2.1.

1.13 "LICENSE AGREEMENT EFFECTIVE DATE" means the License Agreement Effective Date as set forth in the Product Schedule (Exhibit C).

1.14 "LICENSE FEES" shall have the meaning set forth in Section 8.2.

1.15 "LICENSED INTEGRATED CIRCUIT" means a single die in whole or in part manufactured Using all or any portion of the Licensed Product(s) and/or a single die that in whole or in part is made up of, incorporates or is a derivative of any portion of a Design and/or Licensed Product(s).

1.16 "LICENSED PRODUCT(S)" means the products described in Appendix 1 to the Product Schedule, and any Updates thereto, whether in object code, reconfigurable binary, ASCII data, binary data or any other form. Licensed Product(s) includes the Back-End Views, Front-End Views and Internal Use Documentation.

1.17 "MASTER AGREEMENT EFFECTIVE DATE" means the "Effective Date" for this Master License Agreement as set forth in the preamble hereof.

1.18 "PERMITTED THIRD PARTY MANUFACTURING SITE(S)" means a third party manufacturer for which both (a) and (b) are true:

        (a) the third party manufacturer has a written agreement with Artisan Components permitting it to manufacture integrated circuits on behalf of Licensee using the Licensed Products, which agreement shall be on terms and conditions acceptable to Artisan Components, including terms and conditions which adequately protect Artisan Components' intellectual property rights in the Licensed Products and

        (b) either of the following is true: (i) the third party manufacturer has a written agreement with Artisan Components that provides for appropriate payment to Artisan Components, including the payment of royalties to Artisan Components for each integrated circuit manufactured by the third party manufacturer, or (ii) Licensee has agreed to make appropriate payments to Artisan Components, including royalties for each integrated circuit manufactured by that third party



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manufacturer using a Licensed Product.

1.19 "PRODUCT SCHEDULE" means a Product Schedule in the form of Exhibit C, signed by Artisan Components and Licensee and incorporating, by reference, the terms and provisions of this Master License Agreement.

1.20 "REQUIRED DATA" has the meaning set forth in Section 2.8.

1.21 "UPDATE(S)" means (a) any error correction to a Licensed Product made by or for Artisan Components, which Artisan Components provides to Licensee under the maintenance as described in Appendix 3 to the Product Schedule, if applicable,
(b) any other modification or feature enhancement for process node variants to a Licensed Product made by or for Artisan Components, which Artisan Components in its sole discretion releases to its licensees free of charge. Updates shall not include any new or additional features, enhancements, or options which increase the basic functionality of the Licensed Product, for which Artisan Components charges a separate or additional fee.

1.22 "USAGE, USING, USE OR USED" means the transmitting, processing, storing, designing with or displaying of any portion of the Licensed Product(s) through the use of computer and/or video equipment and/or other utilization of any portion of the Licensed Product(s), in each case solely for the purpose of designing Licensed Integrated Circuits and manufacturing Licensed Integrated Circuits at Authorized Manufacturing Site(s). "Usage, Using, Use or Used" does not include the modifying of any Licensed Product(s) or portion thereof (except as specifically allowed under Section 2.7) and no rights or licenses to modify any Licensed Product(s) or portion thereof are granted hereunder.

1.23 "WAFER" means a combination of die in whole or in part manufactured Using all or any portion of the Licensed Product(s) and/or a combination of die that in whole or in part is made up of, incorporates or is a derivative of any portion of a Design and/or Licensed Product(s).

2. LICENSE GRANT AND RELATED TERMS

2.1 Each Product Schedule shall constitute a separate and independent License Agreement (a "License Agreement"), which shall incorporate by reference the terms and conditions of this Master License Agreement; the original of such License Agreement shall consist of the signed Product Schedule and a copy of this Master License Agreement. Capitalized terms used, but not defined, in this Master License Agreement have the meanings given to such terms in the Product Schedule.

2.2 Subject to the terms and conditions stated herein, upon full satisfaction of Licensee's obligations to pay the License Fees, Artisan Components grants to Licensee a non-transferable, non-exclusive, royalty-bearing license, for the License Agreement Term set forth in the Product Schedule, to:

        (a) Use the Licensed Product(s);

        (b) reproduce the Licensed Product(s);


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        (c) distribute the Front-End Views only to Authorized Recipients (as defined in subsection 2.2(e)), only (i) as needed for the purpose of supporting Licensee's integrated circuit design and manufacture business as it relates to Licensed Integrated Circuits, or (ii) for those Authorized Recipients to internally use the Front-End Views to design integrated circuits for manufacture by Licensee pursuant to the terms and conditions of this Master License Agreement;

        (d) distribute the Back-End Views to Authorized Recipients, only (i) as needed for the purpose of supporting Licensee's integrated circuit design and manufacture business as it relates to Licensed Integrated Circuits; or (ii) for those Authorized Recipients to internally use the Back-End Views to design integrated circuits for manufacture by Licensee pursuant to the terms and conditions of this Master License Agreement, and subject to the additional conditions set forth in this Section 2.2(d). Licensee must give Artisan Components written prior notice of the recipient entity and Back-End Views to be disclosed, and such disclosure and distribution of the Back-End Views may be made only to Authorized Recipients;

        (e) where, for purposes of this Agreement, "Authorized Recipient" means an entity that meets both A and B of the following: (A) the entity is under a nondisclosure/restricted use agreement with Licensee which provides at a minimum for (i) a confidentiality provision sufficient to protect the Back-End Views from further disclosure/distribution, (ii) a restricted use provision that is sufficient to limit use of the Back-End Views for the design of Licensed Integrated Circuits and/or manufacture of Licensed Integrated Circuits at Authorized Manufacturing Site(s), and (iii) a third party beneficiary rights provision giving Artisan Components third party beneficiary rights to enforce the nondisclosure/restricted use agreement; and (B) the entity is not an [***], is an entity listed as an Artisan Components partner on Artisan Components' web site, http://www.artisan.com/partners.html (whether or not an [***]), or is an [***] that has entered into an agreement with Artisan Components, substantially in the form of the Agreement attached as Exhibit E (Three-Way Nondisclosure Agreement).

2.3 Subject to the terms and conditions stated herein, upon full satisfaction of Licensee's obligations to pay the License Fees, Artisan Components grants to Licensee a non-transferable, non-exclusive license, for the License Agreement Term set forth in the Product Schedule, to use ElectroArt (if ElectroArt is included in a Product Schedule) solely for Licensee's internal review and evaluation for the purpose of working with Artisan Components on royalty-bearing Licensed Product development by Artisan Components for Licensee. Licensee's right to use ElectroArt shall be subject also to the terms and conditions applicable to Licensed Product(s) of Sections 4-5, 7-14, and 16-23 of this Master License Agreement.

2.4 Licensee may sublicense its Affiliates to Use the Licensed Product(s) solely in the course of designing and manufacturing Licensed Integrated Circuits on behalf of Licensee in accordance with the terms and conditions herein; provided, that (i) any such Affiliates must execute a written agreement no less protective than the License Agreement to protect against the unauthorized use and disclosure of the Licensed Product(s) (including any further disclosure/distribution by such Affiliates) and to ensure that all Wafers are reported and paid for as required under the License Agreement; and (ii) the disclosure/distribution of Front-End Views and



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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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Back-End Views to any Affiliates must meet all the conditions of Sections 2.2(c)
and 2.2(d), as applicable (e.g., cannot be [***], etc.). Licensee is responsible for any unauthorized use or disclosure of the Licensed Product(s), and any and all manufacture of (and payment, including royalties, for) Wafers, by its Affiliates.

2.5 Certain elements of the Licensed Product(s) may be provided in files/data formatted for use with or by certain third party tools/products. No license to any third party tools/products is granted to Licensee by Artisan Components. Licensee must ensure that it and any parties it authorizes to Use the Licensed Product(s) in accordance with the License Agreement have the necessary licenses and rights to use the third party tools/products to utilize the Licensed Product(s).

2.6 Except as expressly set forth in Sections 2.2 and 2.3 above, no rights or licenses to the Licensed Product(s), implied or express, are granted to Licensee. Licensee acknowledges and agrees that: (a) unauthorized reproduction, electronic transfer or other use of Licensed Product(s) which is not expressly authorized by this Section 2 is a breach of a material obligation of this Master License Agreement and the License Agreement; and (b) in the event that unauthorized copies of Licensed Product(s) are made and/or Used by Licensee and/or its Affiliates, and Artisan Components elects not to terminate the License Agreement pursuant to Section 10 hereof, Licensee shall by virtue of such act(s) be deemed to order and accept a license for and shall pay Artisan Components the list price and applicable royalties and support fees for each such unauthorized production, electronic Use, other unauthorized Use, or transfer of Licensed Product(s), but only to the extent that the unauthorized product, electronic Use or other unauthorized Use or transfer otherwise would have generated revenue for Artisan Components had it been properly licensed or where Artisan Components would charge a royalty under its standard agreements. These fees shall be Artisan Components' published list prices and applicable royalties and support fees existing on the date such unauthorized use first occurred. License Fees, support fees and previously accrued royalties shall be due, for purposes of Section 8, [***] following discovery by Artisan Components of such unauthorized use.

2.7 MODIFICATIONS.

        (a) Licensee may modify and make derivative works of the Licensed Products, including cosmetic changes, recharacterizations, post-processing modifications, and modifications of models and views, and other changes designed to work in connection with Licensee's products and processes (collectively, "Modifications"). For purposes of clarification, Modifications do not include other cells or components owned by Licensee, not derived from the Licensed Products, and incorporated into Licensed Integrated Circuits. The following terms and conditions apply to all Modifications: (i) Artisan Components has no warranty, indemnity, or support and maintenance obligations with respect to any Modifications; (ii) Licensee shall notify Artisan Components of any Modifications (including a description of the changes and the functionality) prior to or immediately following Licensee's general deployment of Licensed Product, and no later than with the Tape-Out Information Sheet provided by Licensee to Artisan Components under Section 2.9.

        (b) Licensee shall own all Modifications and all intellectual property and proprietary



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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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rights in or to those Modifications. That ownership interest will be, however, subject to Artisan Components' rights in and to the Licensed Products (and Artisan Components reserves all rights in and to the Licensed Products that are not explicitly granted in this Agreement). Licensee grants to Artisan Components a sub-licensable, non-exclusive, worldwide, royalty-free, irrevocable, perpetual license to the Modifications, to reproduce and distribute, transmit, publicly perform and display, create derivative works of, and to make, use and sell products that are based on, that include, or that are derivative works of the Modifications (and derivative works thereof).

2.8 Licensee agrees to provide Artisan Components with the data required from Licensee, which is identified in Appendix 1 to the Product Schedule (Licensee's or third party process information) (the "Required Data"), and Licensee authorizes Artisan Components to use the Required Data for purposes of carrying out its rights or obligations under this License Agreement. Licensee represents and warrants that it is authorized to provide to Artisan Components, and authorizes Artisan Components to use, the Required Data.

2.9 Licensee shall provide to Artisan Components a Tape-Out Information Sheet in the form of the attached Exhibit F. Licensee shall provide the Tape-Out Information Sheet for any products made using Artisan Components' libraries, whether based on the libraries or their derivatives, and whether those libraries are obtained as Licensed Products under this Agreement or under another agreement with Artisan Components (including Artisan Components' free library program). The Tape-Out Information Sheet must be provided prior to tape-out for a Licensed Product.

3. SUPPORT CONDITIONS, SILICON DEBUGGING AND PRODUCT ENGINEERING

3.1 In consideration for the technical support and maintenance fees [***] described in Appendix 2 to the Product Schedule, Artisan Components will provide Licensee with the technical support and maintenance described in Appendix 3 to the Product Schedule, if applicable, for the Licensed Product(s). Such technical support and maintenance is available on an annual basis only, and Artisan Components reserves the right to change the technical support and maintenance fees or terms upon prior notice for any subsequent annual period.

3.2 The design and verification techniques for the Licensed Product(s) used by Artisan Components depend on the accuracy of models, flows and design tools; some of which are provided by Artisan Components' licensees and their target foundries. Due to practical limits on the accuracy of these models, flows and design tools, the fabricated silicon behavior may not always agree with that predicted. In these cases, Artisan Components will assist Licensee in silicon debugging and product engineering as set forth in Appendix 3 to the Product Schedule. Silicon debugging and product engineering do not fall under the technical support and maintenance set forth in Section 3.1 above. To the extent Artisan Components provides any silicon debugging or product engineering, or otherwise provides Licensee with any revisions and/or enhancements to the Licensed Product(s), except as otherwise agreed upon, such revisions and/or enhancements shall be Licensed Product(s) subject to the terms and conditions of the License Agreement. By way of clarification, Artisan Components owns such revisions and/or enhancements.



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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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4. TERM

        This Master License Agreement is effective as of the Master Agreement Effective Date and shall remain in full force and effect for a period of five
(5) years, unless earlier terminated as provided herein. Unless earlier terminated as provided herein, this Master License Agreement will automatically renew at the end of each term for consecutive one (1) year renewal periods, unless either party notifies the other at least [***] prior to the end of the then current term that it does not desire this Master License Agreement to renew for another year. Each License Agreement shall set forth a License Agreement Term which shall be applicable to it. By way of clarification, a decision by either party not to renew the maintenance and support agreement (Appendix 3 to the Product Schedule) will not mean termination of this Agreement, and the term of the maintenance and support agreement, as set forth in Section 7 of Appendix 3 to the Product Schedule, may not be the same as the term of this Agreement.

5. ORDER, CHANGES AND DELIVERY TERMS

5.1 All orders for Licensed Product(s) shall be evidenced by a Product Schedule executed by Licensee and Artisan Components, and in connection therewith, Licensee may issue to Artisan Components a written purchase order. Except as otherwise agreed in writing signed by an officer of Artisan Components, nothing contained in any purchase order submitted by Licensee will in any way modify, delete or add any terms or conditions to said purchases and licenses, and Licensee hereby waives such purchase order provisions.

5.2 Changes to the scope of work either requested by and/or necessitated by Licensee's specifications will be evaluated for both schedule and cost impact. Licensee will be asked to complete an Engineering Change Order Request Form, an "ECO," and submit it to Artisan Components for review. After review of the ECO by Artisan Components, Artisan Components will notify the Licensee in writing on its ECO Response Form of any schedule and/or price changes. Licensee must provide written acceptance or refusal of the terms and conditions of the ECO Response Form within [***] of having been so notified. Failure to do so will cause Artisan Components to proceed with the project as if the Licensee's ECO Request Form had never been received. If Licensee's written notice is one of acceptance of the new schedule and/or costs, then the ECO will be deemed an amendment to the License Agreement pursuant to Section 23.4 hereof. Sample ECO Request and ECO Response Forms are attached as Exhibits A and B.

6. ADDITIONAL PRODUCTS

6.1 Subject to the prior written consent of the applicable Foundry, Artisan Components grants to Licensee a non-exclusive, non-transferable, royalty-bearing license to manufacture integrated circuits designed using the Additional Products, solely on behalf of Artisan Components end user licensees of the Additional Products.

6.2 Licensee is responsible for obtaining the applicable Foundry's prior written consent. Artisan Components will provide reasonable assistance to Licensee in connection with Licensee's




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obtaining such consent.

6.3 Licensee will pay a royalty to Artisan Components at the rate of [***] per Additional Product Wafer pursuant to the royalty payment terms set forth in
Section 8.4 ("Additional Product Wafer" means a combination of die in whole or in part manufactured using all or any portion of the Additional Product(s) and/or a combination of die that in whole or in part is made up of, incorporates or is based upon any portion of an Additional Product(s)).

6.4 Licensee shall maintain the Additional Products as Confidential Information of Artisan Components and shall not use the Additional Products except as explicitly permitted in this Section 6. Artisan Components shall have no warranty or indemnification obligations with respect to the Additional Products.

6.5 The rights granted to Licensee pursuant to this Section 6 shall be [***] for the first year of this Master License Agreement. Licensee may renew the rights granted in this Section 6 for additional one (1) year periods for a fee of [***], payable [***] in advance of the expiration of the prior one (1) year period.

7. OWNERSHIP

7.1 Subject to the licenses granted herein, Artisan Components and its licensors retain all of their rights, title and interest in and to the Licensed Product(s) and the Additional Products and all patent rights, trademarks, trade secrets, copyrights, mask work rights and all other proprietary rights therein and thereto. By way of clarification, Licensee is not required to file for or obtain registrations of any intellectual property rights (including mask work rights), and ownership does not extend to cells or components owned by Licensee that are not derived from the Licensed Products. Except for the licenses granted in
Section 2 and Section 6, no other grants of licenses or rights to Licensee shall be implied from this Master License Agreement or the License Agreement. Licensee will reproduce, and will not alter or mark over, all proprietary notices of Artisan Components on the Licensed Product(s) and the Additional Products.

7.2 Subject to Artisan Components' ownership of the Licensed Product(s), Licensee shall retain all of its ownership rights to Designs created through the Use of the Licensed Product(s).

7.3 Except for the Licensee or third party process information disclosed by Licensee to Artisan Components under this Master License Agreement or the License Agreement, Artisan Components will have the irrevocable royalty-free right to use in the Licensed Product(s), and any other products offered or distributed by Artisan Components, any Licensee contribution or voluntarily disclosed information provided to Artisan Components under the Master License Agreement or the License Agreement, and any Modifications, except for Confidential Information of Licensee not included in Modifications, which shall be subject to the confidentiality obligations set forth in Section 16 of this Agreement.




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7.4 Except as expressly set forth in Section 2.7(b) above, no rights or licenses to Licensee's intellectual property, implied or expressed, are granted to Artisan Components.

8. PAYMENT TERMS AND TAXES

8.1 Except as expressly specified herein, all payments submitted by Licensee to Artisan Components under the License Agreement shall be absolute, unconditional, noncancellable, non-refundable and noncreditable.

8.2 Unless otherwise mutually agreed in writing, with respect to Licensed Product(s) ordered under the License Agreement, Licensee shall pay to Artisan Components [***] upon the License Agreement Effective Date, net [***]. For each Licensed Product, Licensee shall pay the remainder of the total license fee for that Licensed Product, as set forth in Appendix 2 to the Product Schedule (the total amount of license fees set forth in Appendix 2 to the Product Schedule shall hereinafter be referred to as the "License Fees"). The License Fees are due net [***] after Licensee's receipt of each Licensed Product; provided that if an ECO with a cost increase shall have been accepted by Licensee, Licensee shall pay such amounts at such times as set forth therein. The foregoing provisions of this Section 8.2 shall not limit the provisions of Section 8.4. Licensee also shall pay to Artisan Components all amounts set forth in Section
2.6 with respect to unauthorized Use of Licensed Product(s).

8.3 In the event that Artisan Components finances the License Fees and any technical support and maintenance fees set forth in Appendix 2 to the Product Schedule payable by Licensee pursuant to one or more installment payment agreements (each, an "IPA"), then Licensee's obligation to remit payments in accordance with Section 8.2 and Appendix 2 to the Product Schedule shall be governed by each such IPA.

8.4 Within [***] after the end of each Licensee [***], Licensee further shall pay to Artisan Components the running royalties for Licensed Integrated Circuits, as set forth in Appendix 2 to the Product Schedule with respect to Wafers, and as set forth in Section 6 hereof with respect to Additional Product Wafers. Royalty calculations are made based on the Licensed Integrated Circuits manufactured in such [***], but [***] Wafers or Additional Product Wafers that are [***] as [***] or are [***] and [***] of as [***], for which Licensee receives [***]. Licensee shall submit to Artisan Components with all royalty payments a report stating (a) the part number for each Licensed Integrated Circuit, (b) the number of Wafers and Additional Product Wafers manufactured during such fiscal quarter, (c) royalties payable under the License Agreement for such fiscal quarter; (d) data and supporting calculations used by Licensee to compute the royalties payable by Licensee to Artisan Components with respect to such fiscal quarter; (e) with respect to Additional Product Wafers, the name of each Artisan Components end user licensee for which Licensee manufactured such Additional Product Wafers, and the number of Additional Product Wafers manufactured by Licensee for each such end user licensee; (f) any adjustments made by Licensee for the prior reporting period; and (g) other information as mutually determined by the parties. Licensee has [***] obligations for Wafers or Additional Product Wafers that are [***] and for which Licensee [***], which Wafers or Additional Product



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Wafers are [***] for the [***] of [***], [***] or [***].

8.5 Licensee further shall pay to Artisan Components the technical support and maintenance fees as set forth in Appendix 2 to the Product Schedule.

8.6 All invoices will be mailed to Licensee's address specified in the opening paragraph of this Master License Agreement, unless specified otherwise in the applicable Product Schedule or purchase order.

8.7 Any and all amounts payable under the License Agreement do not include any government taxes (including without limitation sales, use, excise, and value added taxes) or duties imposed by any governmental agency that are applicable to the export, import, or purchase of the Licensed Product(s) (other than taxes on the net income of Artisan Components), and Licensee shall bear all such taxes and duties. When Artisan Components has the legal obligation to collect and/or pay such taxes, the appropriate amount shall be added to Licensee's invoice and paid by Licensee, unless Licensee provides Artisan Components with a valid tax exemption certificate authorized by the appropriate taxing authority.

8.8 If any applicable law requires Licensee to withhold amounts from any payments to Artisan Components under the License Agreement, Licensee shall effect such withholding, remit such amounts to the appropriate taxing authorities and promptly furnish Artisan Components with tax receipts evidencing the payments of such amounts and, if necessary, other tax documentation when necessary to establish amounts paid or withheld.

8.9 With respect to Licensed Integrated Circuits and License Fees, royalties and other amounts which are payable to Artisan Components under the License Agreement, and with respect to any other obligations of Licensee under this Agreement including but not limited to Licensee's limited rights to use Permitted Third Party Manufacturing Sites and Licensee's rights to Additional Products, and as a material condition to this Master License Agreement and the License Agreement, Licensee shall keep complete and accurate books and records including but not limited to supporting documentation for the royalty calculations and manufacturing records. These records shall be retained for a period of [***] from the date of payment, notwithstanding the expiration or termination of the License Agreement. As a material condition to this Master License Agreement and the License Agreement, upon 10 business days' advance notice, Licensee agrees to provide access to its operations for the purpose of evaluating compliance with Section 2, and to permit its books and records to be examined by Artisan Components or its designee (that is reasonably acceptable to Licensee) to verify the accuracy of the License Fees, royalties and other amounts paid to Artisan Components under the License Agreement. Access and examination are subject to the confidentiality provisions set forth in this Master License Agreement, must be made during normal business hours and may not occur more than once per year. Prompt adjustment shall be made by the parties for the net amount of any underpayment or overpayment of any and all License Fees, royalties and other amounts disclosed by such examination. If the examination reveals an underpayment or overpayment of greater than [***], or a material violation of Section 2, then Artisan Components may, during the next [***], make such examination semi-annually, and may




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make examinations of prior reporting periods. If such an examination reveals an underpayment of more than [***], or a violation by Licensee of any material terms of this Master License Agreement or the License Agreement, then Licensee shall promptly pay to Artisan Components the amount of the underpayment, along with interest calculated from the date due, and shall reimburse Artisan Components for the reasonable cost of such examination.

8.10 All payment amounts stated in the License Agreement, and all payments to be made under the License Agreement, shall be in U.S. Dollars. If any currency conversion shall be required in connection with the calculation of amounts payable under the License Agreement, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal for the last business day of the fiscal quarter to which such payment pertains.

8.11 If Licensee has not made a payment [***] after the due date, then Artisan Components may notify Licensee in writing in accordance with Section 19 hereof that the payment is late. If Licensee still has not made that payment within [***] after the date of notice, then Artisan Components may again provide such notice of the late payment ("Second Notice"). The Second Notice must be sent to the attention of the General Counsel and otherwise in accordance with Section
19. If Licensee still has not made the payment within [***] after the Second Notice, then the payment amount will incur interest at the rate of [***] per month (or, if less, the maximum amount permitted by law) until paid.

9. EXPORT RESTRICTIONS

        This Master License Agreement, the License Agreement, the Licensed Product(s), the Additional Products, the Licensed Integrated Circuits, and the rights granted under the License Agreement are subject to any and all laws, regulations, orders or other restrictions relative to export, re-export or redistribution of the Licensed Product(s) that may now or in the future be imposed by the government of the United States or foreign governments. Licensee agrees to comply with all such applicable laws and regulations.




--------------------------

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

10. TERMINATION

10.1 Either party may, at its sole discretion, terminate this Master License Agreement and any or all License Agreements and the licenses granted hereunder, upon written notice to the other party, upon the occurrence of any of the following events: (a) the failure or neglect of the other party to observe, keep, or perform any of the material covenants, terms or conditions of this Master License Agreement or any License Agreement where such non-performance is not fully remedied by that breaching party within thirty (30) days of a written demand from the non-breaching party; or (b) any distribution by Licensee to third parties that is a material breach of Section 2.2, 2.4, or any material breach of Section 16 hereof (effective immediately upon written notification); or (c) the filing of a petition for the other party's bankruptcy which is not discharged within sixty (60) days, whether voluntary or involuntary, or an assignment of the other party's assets made for the benefit of creditors, or the appointment of a trustee or receiver to take charge of the other party's business for any reason, or the other party becoming insolvent or ceasing to conduct business in the normal course. By way of clarification, a decision by either party not to renew the maintenance and support agreement (Appendix 3 to the Product Schedule) will not mean termination of this Agreement.

10.2 The provisions of Sections 1, 7-14, and 16-23 survive the expiration or any termination of this Master License Agreement and any License Agreement; however, the provisions of Section 10.3 survive as described in that Section, and obligations under Section 11, 12 and 21 survive only to the extent the obligation arose prior to termination.

10.3 If Artisan Components exercises its right to terminate due to Licensee's breach, then upon the effective date of termination of the License Agreement, Licensee shall cease to Use and shall either destroy or return to Artisan Components all of the Licensed Product(s), Licensed Integrated Circuits, Additional Products, and Additional Product Wafers in Licensee's possession or under Licensee's direct control (specifically excluding non-consigned inventory held by independent distributors); Documentation and copies thereof; together with Licensee's written certification by a duly authorized officer, that the Licensed Product(s), Licensed Integrated Circuits, Additional Products, and Additional Product Wafers in Licensee's possession or under Licensee's direct control, and Documentation and all copies thereof are no longer in Use and have been returned to Artisan Components or destroyed. After the effective date of termination, the parties shall meet in good faith to determine the appropriate actions to take regarding customers of the Licensed Integrated Circuits.

        If this Agreement is terminated for Artisan's material breach, then Licensee may continue to exercise the licenses granted under Section 2.2, 2.3 and 2.4, subject to the following conditions: (i) the restrictions and conditions of the licenses granted continue to apply, as to other relevant terms of this Agreement (including those regarding royalties); and (ii) the support and maintenance obligations terminate. Notwithstanding that continuation, if Licensee breaches its remaining obligations and does not cure that breach within 30 days after notice from Artisan Components, then Artisan Components may terminate the remaining licenses.

10.4 Upon the effective date of termination of the License Agreement, Licensee shall make prompt payment in full to Artisan Components for all amounts then due plus the present value (discounted at the lesser of: (a) the then current one year U.S. Treasury Bill Rate and (b) the one year U.S. Treasury Bill Rate as of the License Agreement Effective Date) of the unpaid balance of the License Fees as set forth in Appendix 2 to the Product Schedule, but not unearned royalties.

10.5 Termination of this Master License Agreement or any License Agreement under this Section 10 shall be in addition to, and not a waiver of, any remedy at law or in equity available to a party from the other party's breach of this Master License Agreement or any License Agreement.

11. WARRANTIES

11.1 Upon the execution of this Master License Agreement and the Product Schedule, Artisan Components warrants for a period of ninety (90) days from the date of delivery that the Licensed Product(s) as delivered by Artisan Components shall be free from defects in media and shall substantially conform to the material specifications described in Appendix 1 to the Product Schedule. Artisan Components does not warrant that the use of the Licensed Product(s) will be uninterrupted or error free. In the event of any nonconformance of the Licensed Product, Licensee shall promptly notify Artisan Components in writing, and provide Artisan Components with evidence and documentation which reproduces the claimed error and resultant output from the execution or use of such code or data. Artisan Components' sole obligation and Licensee's exclusive remedy under this warranty shall be limited to use of its commercially reasonable efforts to correct such defects and provide the corrections to Licensee. Artisan Components' warranty obligations under the License Agreement will not apply to failure by the Licensed Product(s) to comply with the limited warranty herein due to accident, neglect, abuse, acts of God or misapplication, modifications by Licensee or due to models, flows, design tools or any other information provided by Licensee to Artisan Components under this Master License Agreement or the License Agreement.

        Artisan Components also warrants that any services it provides under this Agreement will be performed in a professional manner, and Licensee and Artisan Components agree that Licensee's sole remedy and Artisan Components' sole liability for any breach of the foregoing warranty is that, on Licensee's written request, Artisan Components will reperform the service in a manner that does comply with the warranty. Further, any silicon debugging or product engineering provided by Artisan Components under this Agreement is provided "AS IS."

11.2 EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 11, ARTISAN COMPONENTS AND ITS LICENSORS DO NOT MAKE ANY EXPRESS, IMPLIED OR STATUTORY WARRANTIES, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, TRADE USAGE OR TRADE PRACTICE.

12. INDEMNIFICATION BY ARTISAN COMPONENTS

12.1 Artisan Components shall, at its own expense, defend or at its option, settle any claim, suit or proceeding brought by a third party against Licensee or its officers, directors or employees (i) for direct infringement of any valid copyright or United States patent of such third party, by virtue of Licensee's authorized Use of any of the Licensed Product(s) pursuant to the terms of the License Agreement (ii) arising out of Artisan Components' gross negligence or willful misconduct and (b) arising out of Artisan Components' unauthorized use of the Required Data. Artisan Components shall pay any settlement amounts or damages finally awarded in such claim, suit or proceeding; provided that Licensee: (a) promptly notifies Artisan Components in writing of such claim, suit or proceeding, (b) gives Artisan Components sole control over the defense and/or settlement of such claim, suit or proceeding; and (c) reasonably cooperates and provides all available information, assistance and authority to defend or settle the claim, suit or proceeding. Artisan Components shall not be liable for any costs, expenses, damages or fees incurred by Licensee in defending such action or claim unless authorized in advance in writing by Artisan Components. Furthermore, Artisan Components will have no obligation under this Master License Agreement or the License Agreement for any claim of infringement based on the combination or use of the Licensed Product(s) with software, hardware, data or other materials not furnished by Artisan Components if such infringement would have been avoided by the use of Licensed Product(s) alone.

12.2 Any action to be brought to prevent or enjoin any third party from infringement of any patent, copyright or other proprietary rights of Artisan Components with respect to the Licensed Product(s) shall be brought exclusively by Artisan Components or Artisan Components' designee, in Artisan Components' sole discretion and as between Licensee and Artisan Components, at Artisan Components' sole cost and expense.

12.3 If the Licensed Product(s) is, or in Artisan Components' opinion is likely to become the subject of a claim, suit, or proceeding alleging infringement, Artisan Components may: (a) procure, at no cost to Licensee, the right to continue Usage of the Licensed Product; (b) replace or modify the Licensed Product, at no cost to Licensee, to make it non-infringing, provided that substantially the same function is performed by the replacement of modified Licensed Product(s), or (c) if the right to continue Usage cannot be reasonably procured for Licensee or the Licensed Product(s) cannot be replaced or modified to make it non-infringing, terminate the license of such Licensed Product(s), remove the Licensed Product(s) and grant Licensee refund credit on the License Fees attributable to such Licensed Product(s) as depreciated on a straight-line sixty (60) month basis.

12.4 The foregoing states Artisan Components' sole obligations and entire liability with respect to any claimed infringement of the Licensed Product(s) of any intellectual property or other rights of any third party.

13. LIMITATION OF LIABILITY

13.1 EXCEPT FOR DAMAGES ARISING FROM A BREACH OF THE OBLIGATIONS OF CONFIDENTIALITY, OR FOR OBLIGATIONS UNDER SECTION 12 OR SECTION 21, IN NO EVENT WILL EITHER PARTY OR ITS LICENSORS OR SUPPLIERS BE LIABLE FOR ANY LOSS OR DAMAGE TO REVENUES, PROFITS, OTHER ECONOMIC LOSS OR GOODWILL OR COSTS OF REPLACEMENT GOODS OR SERVICES OR ANY OTHER SPECIAL, INCIDENTAL, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND, ARISING OUT OF OR RELATING TO THIS MASTER LICENSE AGREEMENT, THE LICENSE AGREEMENT, LICENSED INTEGRATED CIRCUITS OR THE LICENSED PRODUCT(S), OR RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM PURSUANT TO THE TERMS OF THIS MASTER LICENSE AGREEMENT OR THE LICENSE AGREEMENT OR RESULTING FROM THE FURNISHING, PERFORMANCE, DELAY IN DELIVERY, OR USE OR LOSS OF USE OF ANY LICENSED PRODUCT(S) OR OTHER MATERIALS DELIVERED TO LICENSEE HEREUNDER, HOWEVER CAUSED AND WHETHER BASED IN BREACH OF CONTRACT, BREACH OF WARRANTY, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER THEORY OF LIABILITY. THE FOREGOING LIMITATIONS SHALL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN.

13.2 Each party's and its licensors' and suppliers' aggregate liability to the other party under any provision of this Master License Agreement and the License Agreement shall be limited to the amount of the License Fees paid or payable by Licensee to Artisan Components for the Licensed Product(s) in question, except as follows: (a) for Licensee's liability arising from a breach of the obligations or restrictions in Section 2.4 or 2.6 or a breach of its obligations of confidentiality, Licensee's liability is limited to $25 million, or $50 million if the breach is willful or a result of gross negligence, and (b) Licensee's obligations under Section 21 will not exceed $50 million.

14. RELEASE OF PERFORMANCE INFORMATION

        Licensee shall not distribute, externally or to third parties, any reports or statements that directly compare the speed, functionality or other performance results of the Licensed Product(s) or Additional Products with any other products of Licensee or any third party that are similar to the Licensed Product(s) or Additional Products without the prior written approval of Artisan Components.

15. END USER DISTRIBUTION OF LICENSED PRODUCTS BY ARTISAN COMPONENTS.

15.1 This Section 15 applies only if Licensee so elects. At any time during the first six months after the Effective Date, Licensee may elect to have this
Article 15 apply by sending written notice of such election in accordance with the notice provisions of this Agreement. Failure to elect within the period above does not change any of the terms of Artisan Components' agreements with any Foundry.

15.2 Licensee acknowledges and agrees that Artisan Components may distribute the Licensed Products to third party entities ("End Users") for use in the design of integrated circuits for manufacture at manufacturing sites owned or controlled by Licensee. Such distribution is pursuant to a separate agreement between Artisan Components and the End User governing the End User's use of the Licensed Products (the "End User License Agreement"), which End User License Agreement shall include appropriate confidentiality terms protecting the Licensed Products. Licensee acknowledges and agrees that Artisan Components' use of the Required Data in development of the Licensed Products shall not restrict Artisan Components' right to distribute the Licensed Products.

15.3 Artisan Components understands and agrees to inform End Users that the relationship between Licensee and the End User, if any, shall be purely for foundry services provided by Licensee, and that each End User must enter into a separate agreement with Licensee to obtain such foundry services.

15.43 Artisan Components shall offer support for the Licensed Products to End Users pursuant to Artisan Components' customary support terms and fees. Artisan Components shall be free to charge for support, maintenance, engineering and customization services provided by Artisan Components to any End User with no accounting to Licensee for any such fees.

15.5 Artisan Components and Licensee will consult together from time to time and cooperate on various aspects of the distribution and support of the Licensed Products to End Users by Artisan Components.

16. PUBLICITY; CONFIDENTIALITY

16.1 Except to the extent required by applicable law, neither party shall announce or publicly disclose the terms or conditions (including royalty and any financial terms) of this Master License Agreement or the License Agreement without prior written approval from the other party; provided, however, that either party shall have the right to publicly disclose the following: (a) that Licensee is a customer of Artisan Components, and (b) that Artisan Components has provided the Licensed Product(s) to Licensee and that the Licensed Product(s) were Used in the development of the Licensed Integrated Circuits. In addition, either party may issue a press release related to this Agreement upon the other party's prior written approval (such approval not to be unreasonably withheld or delayed). Once approved, the statements in a press release remain approved until approval is specifically revoked, in writing.

16.2 The parties acknowledge that by reason of their relationship to each other hereunder, each may have access to certain information and materials concerning the other's business, plans, customers, technology and products that is confidential to that other party. Such information and materials will be marked as "Confidential" or "Proprietary" or otherwise clearly identified as confidential or proprietary ("Confidential Information"). In the event such disclosure is initially oral or visual and not reduced to writing, it shall be identified as confidential at the time of disclosure and summarized or identified in a written document, which shall be marked with an appropriate legend such as "Confidential" or "Proprietary" and provided to the other party within thirty (30) days following such disclosure. Notwithstanding the foregoing, the Licensed Product(s) are Confidential Information of Artisan Components regardless of whether they are marked confidential or proprietary and/or summarized in a writing. Each party agrees that except as may otherwise be stated herein, it shall not use, except to perform its obligations and/or to exercise its rights and licenses specified under this Master License Agreement or the License Agreement, nor disclose to any third party (except to Affiliates who are under an obligation of confidentiality, and subject to the other terms and conditions of this Master License Agreement and the License Agreement), any such Confidential Information revealed to it by the other party. Each party shall take reasonable precautions to protect the confidentiality of such information, which in any event will be no less than what it takes with respect to its own similar confidential information.

16.3 Information shall not be deemed Confidential Information hereunder if such information:

        (a) is known to the recipient at the time of disclosure;

        (b) hereafter becomes known (independently of disclosure by the providing party) to the recipient directly or indirectly from a source other than one having an obligation of confidentiality to the providing party;

        (c) becomes publicly available or otherwise ceases to be secret or confidential, except through a breach of this Master License Agreement or the License Agreement by the recipient;

        (d) was independently developed by the recipient without use of the disclosing party's Confidential Information;

        (e) is required to be disclosed pursuant to any statutory or regulatory authority, provided the disclosing party is given prompt notice of such requirement and the scope of such disclosure is limited to the extent possible;

        (f) is required to be disclosed by a court order, provided the disclosing party is given prompt notice of such order and provided the opportunity to contest it; or

        (g) is reasonably necessary to disclose in order to enforce this Master License Agreement or the License Agreement.

16.4 As to each item of Confidential Information, the provisions of this Section 16 will continue for three (3) years following first receipt of such information, except for the Licensed Product(s), for which the provisions of this Section 16 will continue for five (5) years following any termination or expiration of the License Agreement.

17. GOVERNING LAW

        This Master License Agreement and the License Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions thereof. Neither this Master License Agreement nor the License Agreement will be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

18. ASSIGNMENT

        If Artisan Components is subject to a Change in Control (defined below), then Licensee may (at its discretion) terminate this Master License Agreement and the License Agreement upon 60 days advance written notice to Artisan Components. For purposes of this Master License Agreement, "Change in Control" means (a) a merger, consolidation or other reorganization to which Artisan Components is a party if the individuals and entities who were stockholders of Artisan Components immediately prior to the effective date of the transaction have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than sixty percent (60%) of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction, (b) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of securities of Artisan Components then issued and outstanding representing forty percent (40%) or more of the total combined voting power of the party, or (c) a sale of all or substantially all of Artisan Components' assets.

        Neither this Master License Agreement nor the License Agreement nor any rights or obligations hereunder or thereunder, in whole or in part, shall be assignable by operation of law, or in connection with a Change of Control or otherwise, or otherwise transferable, by Licensee except upon prior written approval of Artisan Components. Such approval shall not be unreasonably withheld. Any unauthorized attempt by Licensee to assign or transfer this Master License Agreement or the License Agreement or any rights or obligations hereunder or thereunder shall be null and void.

        Artisan Components may sell or assign the License Fees and any technical support and maintenance fees owing under the License Agreement to third parties (each, an "Assignee"). Upon written notice to Licensee that the right to such License Fees and technical support and maintenance fees has been assigned, in whole or in part, Licensee shall, if requested, pay all assigned amounts directly to Assignee. In addition, Artisan may subcontract its duties of maintenance and support so long as it remains responsible for those duties under this Agreement.

19. NOTICE

        Any notices required to be given pursuant to this Master License Agreement or the License Agreement shall be in writing, sent via certified mail, return receipt requested, express overnight courier, or by facsimile (a confirmed copy of which to be sent promptly by mail to addressee) to the address of Artisan Components or Licensee as set forth below or to such other address as may be specified from time to time by notice in writing, and such notice shall be deemed to have been received on the earlier of (a) the date when actually received or (b) if by facsimile, when the sending party shall have received a facsimile confirmation that the message has been received by the receiving party's facsimile machine.

If to Artisan Components:                     If to Licensee:

Artisan Components, Inc.                      National Semiconductor Corporation
1195 Bordeaux Drive                           2900 Semiconductor Drive
Sunnyvale, CA 94089                           Mail Stop 16-135
[***]                                         Santa Clara, CA  95052


With a copy to:

[***], Artisan Components, Inc.               [***]

at the same address


20. SEVERABILITY AND WAIVER

20.1 The invalidity or unenforceability of any particular provision of this Master License Agreement or License Agreement shall not affect the other provisions of this Master License Agreement or the License Agreement, respectively, and shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

20.2 The waiver by either party of any default or breach of this Master License Agreement or the License Agreement shall not constitute a waiver of any other subsequent default or breach.

20.3 Failure or delay by either party in exercising any right or power hereunder shall not operate as a waiver of such right or power.

21. INDEMNIFICATION BY LICENSEE

21.1 Licensee shall, at its own expense, defend or at its option, settle any claim, suit or proceeding brought by a third party against Artisan Components or its officers, directors or employees (i) for any product liability claim for death, personal injury or property damage related to the Licensed Integrated Circuits (ii) Licensee's gross negligence or willful misconduct, and (iii) Artisan Components' authorized use of the Required Data. Licensee shall pay any settlement amounts or damages finally awarded in such claim, suit or proceeding; provided that Artisan Components: (a) promptly notifies Licensee in writing of such claim, suit or proceeding, (b) gives Licensee sole control over the defense and/or settlement of such claim, suit or proceeding; and (c) reasonably cooperates and provides all available information, assistance and authority to defend or settle the claim, suit or proceeding. Licensee shall not be liable for any costs, expenses, damages or fees incurred by Artisan Components in defending such action or claim unless authorized in advance in writing by Licensee.



--------------------------

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

21.2 The Licensed Product(s) are not specifically developed or licensed for use in the planning, construction, maintenance, operation or other use of military/aerospace and life support applications. Licensee agrees that Artisan Components shall not be liable for any claims, losses, costs or liabilities arising from such use if Licensee or its distributors or customers use the Licensed Product(s) for such applications (except those that would otherwise arise under this Agreement). Licensee agrees to indemnify and hold Artisan Components harmless from any claims, losses, costs, and liabilities arising out of or in connection with the use of the Licensed Product(s) or Licensed Integrated Circuits in (a) life support applications, or (b) military/aerospace applications, if such Licensed Integrated Circuits were marketed and sold as having increased reliability in military/aerospace applications due to additional testing performed by Licensee and/or its agents.

22. ATTORNEYS' FEES

        The prevailing party in any action to enforce the terms of this Master License Agreement or the License Agreement shall be entitled to reasonable attorneys' fees and other costs and expenses incurred by it in connection with such action.

23. MISCELLANEOUS TERMS

23.1 The relationship of the parties hereto is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other.

23.2 Except for payments due under the License Agreement by Licensee, neither party shall have liability for its failure to perform its obligations under this Master License Agreement or the License Agreement when due to circumstances beyond its reasonable control.

23.3 If Licensee distributes the Front-End Views and/or Back-End Views, as authorized herein, to an agency, department, or other entity of the United States Government ("Government"), the Government's use, reproduction, release, modification, disclosure or transfer of the Licensed Product(s), or of any related documentation of any kind, including technical data, is restricted in accordance with Federal Acquisition Regulation ("FAR") 12.212 for civilian agencies and Defense Federal Acquisition Regulation Supplement ("DFARS")
227.7202 for military agencies. The Licensed Products are commercial. The use of the Licensed Product(s) by any Government agency, department, or other entity of the Government, is further restricted in accordance with the terms of the License Agreement, or any modification hereto. Licensee will affix the following legend before delivery to the Government of each of the Front-End Views and/or Back-End Views to be delivered to the Government:

Use, duplication, reproduction, release, modification, disclosure or transfer of this commercial product and accompanying documentation, is restricted in accordance with FAR 12.212 and DFARS 227.7202, and by a license agreement. Contractor/manufacturer is: Artisan Components, Inc., 1195 Bordeaux Drive, Sunnyvale, California 94089.

23.4 BOTH PARTIES ACKNOWLEDGE THAT THIS MASTER LICENSE AGREEMENT INCLUDING THE EXHIBITS AND APPENDICES ATTACHED HERETO AND THE PRODUCT SCHEDULE CONSTITUTE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND SUPERSEDES AND CANCELS ALL CONFLICTING TERMS AND CONDITIONS AND ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER HEREOF, INCLUDING ANY TERMS AND CONDITIONS THAT MAY BE INDICATED IN ANY LICENSEE PURCHASE ORDER. NEITHER THIS MASTER LICENSE AGREEMENT NOR THE LICENSE AGREEMENT SHALL BE MODIFIED, SUPPLEMENTED, QUALIFIED, OR INTERPRETED BY ANY TRADE USAGE OR PRIOR COURSE OF DEALING NOT MADE A PART OF THIS MASTER LICENSE AGREEMENT OR THE LICENSE AGREEMENT BY ITS EXPRESS TERMS. NEITHER THIS MASTER LICENSE AGREEMENT NOR THE LICENSE AGREEMENT SHALL BE MODIFIED OR AMENDED EXCEPT IN WRITING AND EXECUTED BY DULY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES.

        BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS MASTER LICENSE AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS AS EVIDENCED BY THEIR SIGNATURES BELOW.



ARTISAN COMPONENTS, INC.                          LICENSEE

By: [***]                                         By: [***]
    Signature of an Officer                           Signature of an Authorized
    of the Corporation                                Representative


Name: [***]                                       Name: [***]
      Printed name of the                             Printed name of the
      Signing Officer                                 Authorized Representative

Title: [***]                                      Title: [***]

Date:    3/8/01                                   Date:     3/7/01


--------------------------

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

INDEX TO EXHIBITS

EXHIBIT A: ENGINEERING CHANGE ORDER REQUEST FORM

EXHIBIT B: ENGINEERING CHANGE ORDER RESPONSE FORM

EXHIBIT C: PRODUCT SCHEDULE

           APPENDIX 1 TO EXHIBIT C: LICENSED PRODUCTS AND OTHER TERMS

           APPENDIX 2 TO EXHIBIT C: FEES

           APPENDIX 3 TO EXHIBIT C: MAINTENANCE AND SUPPORT

EXHIBIT D: ARTISAN [***]

EXHIBIT E: THREE-WAY NDA

EXHIBIT F: FORM OF TAPE-OUT INFORMATION SHEET

EXHIBIT G: PRODUCT SPECIFICATIONS

EXHIBIT H: QUOTE




--------------------------

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT A

                                       TO
                            MASTER LICENSE AGREEMENT

                            ENGINEERING CHANGE ORDER
                               (ECO) REQUEST FORM



                                                       PRODUCT SCHEDULE NO. ____
                                                                REQUEST NO. ____


Customer:                               Date:

Requestor:                              Phone:

E-mail Address:                         Fax:

                                        Project:

                                        This Engineering Change Order Form (ECO) is to be used as an official notification to Artisan Components of any changes in design or specification made to a project. Once this form has been received, Artisan Components will evaluate the schedule and cost impacts of these changes and inform you of the results.

                                        Description of Requested Change:________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        Requestor's Signature: _________________

                                        Engineering Manager's Approval: ________

                                    EXHIBIT B

                                       TO
                            MASTER LICENSE AGREEMENT

                            ENGINEERING CHANGE ORDER
                               (ECO) RESPONSE FORM


                                                       PRODUCT SCHEDULE NO. ____
                                                               REQUEST NO. ____



Customer:

Requestor:                              Phone:


E-mail Address:                         Fax:

                                        Project:


                                        Artisan Components has evaluated your
                                        attached ECO request, its impact on your schedule and any additional charges associated with the request. This evaluation is described below:

                                        ________________________________________

                                        ________________________________________


                                        In summary, this change will:

                                        * Add ______ working days to the
                                          schedule

                                        * Will not impact the schedule

                                        * Require an increase/decrease
                                          in the cost

                                        * Will not impact the cost of your
                                          project of $________ additional
                                          charges, payable upon the following
                                          terms: [***] upon Artisan Components
                                          Project Management approval, net
                                          [***], and [***] upon Licensee's
                                          receipt of the ECO delivery, net
                                          [***].

                                        Please sign this form to acknowledge
                                        that you understand the impact of your
                                        requested changes. Signing the Refusal
                                        indicates that you do not authorize
                                        Artisan Components to proceed with the
                                        requested change(s). Signing the
                                        Acceptance



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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

authorizes Artisan Components to proceed with these changes. If additional costs are indicated, then the buyer's signature is required. This form must be signed and returned to Artisan
Components by__________________________.

Requestor's Refusal:____________________
 Date:_____

Requestor's Acceptance: ________________
 Date:_____

Buyer's Approval: ______________________
 Date:_____

Artisan Components Sales Approval: _____
 Date:_____

Artisan Components Project Management
Approval: ______________________________
 Date:_____

                                    EXHIBIT C

                                       TO

                            MASTER LICENSE AGREEMENT

                           (FORM OF) PRODUCT SCHEDULE


        This PRODUCT SCHEDULE Number NSC010228-PS (this "Product Schedule") is made in connection with that certain Master License Agreement, Number NSC010228, with an Effective Date of February 28, 2001 (the "Master License Agreement"), by and between ARTISAN COMPONENTS, INC., a Delaware corporation, with its principal place of business at 1195 Bordeaux Drive, Sunnyvale, California 94089-1210 (hereinafter referred to as "Artisan Components"), and National Semiconductor Corporation, a Delaware corporation with its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter referred to as "Licensee"). This Product Schedule is made effective as of February 28, 2001 (the "License Agreement Effective Date").

                                    RECITALS

        The parties desire to license certain Licensed Product(s) described herein pursuant to the terms and conditions of the Master License Agreement and this Product Schedule.

                                    AGREEMENT

1. LICENSED PRODUCT(S).

        (a) LICENSED PRODUCT(S). The parties agree that the terms and conditions of the Master License Agreement are incorporated herein by this reference, and Appendix 1 to this Product Schedule is added to and made a part of this Product Schedule. The Licensed Product(s) described in Appendix 1 are Licensed Product(s) for purposes of the Master License Agreement and this Product Schedule. Appendix 1 sets forth the Deliverables and Delivery Schedule relating to the Licensed Product(s).

        (b) PAYMENT FOR LICENSED PRODUCT(S). The License Fees, Royalties and Maintenance Fees for the Licensed Product(s) are set forth in Appendix 2 to this Product Schedule. Appendix 2 is added to and made a part of this Product Schedule.

        (c) TECHNICAL SUPPORT AND MAINTENANCE. Artisan Components will provide Licensee with the technical support and maintenance described in Appendix 3 to this Product Schedule for the Licensed Product(s). Appendix 3 is added to and made a part of this Product Schedule.

2. LICENSE AGREEMENT TERM. This License Agreement is effective as of the License Agreement Effective Date and shall remain in full force and effect for a period of five (5) years, unless earlier terminated as provided in the Master License Agreement. Unless earlier terminated as provided in the Master License Agreement, the License Agreement will automatically renew at the end of each term for consecutive one (1) year renewal periods, unless either party notifies the other at least [***] prior



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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

to the end of the then current term that it does not desire the License Agreement to renew for another year.

3. GENERAL. Unless otherwise defined in this Product Schedule, capitalized terms used in this Product Schedule shall have the same meaning as set forth in the Master License Agreement.

Accepted and Agreed To:



ARTISAN COMPONENTS, INC.                          LICENSEE

By: [***]                                         By: [***]
    Signature of an Officer                           Signature of an Authorized
    of the Corporation                                Representative


Name: [***]                                       Name: [***]
      Printed name of the                             Printed name of the
      Signing Officer                                 Authorized Representative

Title: [***]                                      Title: [***]

Date:    3/8/01                                   Date:     3/7/01



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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   APPENDIX 1

                                       TO

                             PRODUCT SCHEDULE NO. 1

  LICENSED PRODUCT(S), DELIVERABLE(S), TARGET DELIVERY DATES AND REQUIRED DATA


I.      LICENSED PRODUCT(S)

        A.      TSMC 025um PROCESS PRODUCTS:

                -       SAGE Standard Cell Library

                -       Single Port High Density SRAM Generator

                -       Dual Port High Density SRAM Generator

                -       Dual Port Register File Generator

                -       Diffusion ROM Generator

                -       Metal ROM Generator

                -       SAGE I/O Library, In-Line

                -       SAGE I/O Library, Staggered

                -       ArtNuvo Library Verification Vehicle

        B.      TSMC 0.18um PROCESS PRODUCTS:

                -       SAGE-X Standard Cell Library

                -       Single Port SRAM Generator

                -       Dual Port SRAM Generator

                -       Single Port Register File Generator

                -       Dual Port Register File Generator

                -       Diffusion ROM Generator

                -       Metal ROM Generator

                -       SAGE I/O Library, In-Line

                -       SAGE I/O Library, Staggered

                -       ArtNuvo Library VerificationVehicle

        C.      TSMC 0.15um PROCESS PRODUCTS:

                -       SAGE-X2 Standard Cell Library

                -       Single Port SRAM Generator

                -       Dual Port SRAM Generator

                -       Single Port Register File Generator

                -       Dual Port Register File Generator

                -       Diffusion ROM Generator

                -       Metal ROM Generator

                -       SAGE I/O Library, In-Line

                -       SAGE I/O Library, Staggered

                -       ElectroArt I/O Evaluation Vehicle or Equivalent Results

                -       ArtNuvo Library VerificationVehicle

        D.      TSMC 0.13um PROCESS PRODUCTS:

                -       SAGE-X3 Standard Cell Library

                -       Single Port SRAM Generator

                -       Dual Port SRAM Generator

                -       Single Port Register File Generator

                -       Dual Port Register File Generator

                -       Diffusion ROM Generator

                -       Metal ROM Generator

                -       SAGE I/O Library, In-Line

                -       SAGE I/O Library, Staggered

                -       ElectroArt I/O Evaluation Vehicle or Equivalent Results

                -       ArtNuvo Library VerificationVehicle

II.     DELIVERABLES

        The Deliverables are described in more detail on the individual product specifications, which are attached as Exhibit F.

III.    TARGET DELIVERY DATES

        The Target Delivery Dates are described in the attached Quote (Exhibit
G), and are estimates.

IV.     RECEIVABLE DATA

        Receivable Data is described in the attached Quote (Exhibit G).

                                   APPENDIX 2

                                       TO

                             PRODUCT SCHEDULE NO. 1

       LICENSE FEES, ROYALTIES, AND TECHNICAL SUPPORT AND MAINTENANCE FEES


I.      LICENSE FEES

        License Fees are set forth on the attached Quote (Exhibit G)

II.     ROYALTIES

        Licensee shall pay to Artisan Components (in addition to the License
Fees) the following running royalties with respect to all components [***] or [***]:

                [***] per Wafer manufactured for [***] and [***]

                [***] per Wafer manufactured for [***] and [***]

        If Licensee [***] a [***] that is not [***] a [***] with [***] (as described in Section [***] of the Master License Agreement), then the royalty rate is [***] per Wafer until the [***] is [***] a [***] with [***] for those products.

III.    TECHNICAL SUPPORT AND MAINTENANCE FEES

        [***] per year per technology (i.e., [***] per year for products set forth in Section A of Appendix 1, [***] per year for products set forth in Section B of Appendix 1, [***] per year for products set forth in Section C of Appendix 1, and [***] per year for products set forth in Section D of Appendix
1).


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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   APPENDIX 3

                                       TO

                             PRODUCT SCHEDULE NO. 1

                        TECHNICAL SUPPORT AND MAINTENANCE


        This Support and Maintenance Appendix to License Agreement (this "Appendix"), upon due completion and execution hereof, serves to amend that certain License Agreement (the "License Agreement") comprised of that certain Master License Agreement Number NSC010228, dated February 28, 2001, and that certain Product Schedule Number NSC010228-PS, dated February 28, 2001, by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 1195 Bordeaux Drive, Sunnyvale, California 94089-1210 (hereinafter referred to as "Artisan Components"), and National Semiconductor Corporation, a Delaware corporation with its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052 (hereinafter referred to as "Licensee").

                                    RECITALS

        The parties desire to amend the License Agreement to provide for the following obligations and responsibilities of the parties relating to the provisioning of technical support and maintenance for the Licensed Product(s).

        The parties agree the below terms and conditions are added to and made a part of the License Agreement:

                                    APPENDIX

1.      DEFINITIONS.

        (a) "Error" means a software problem or layout defect in the Licensed Product deliverables provided by Artisan Components which causes a failure of the Licensed Product(s) to substantially conform to the material specifications described in Appendix 1 to the Product Schedule. Errors do not include (i) defects requiring silicon debugging and product engineering as described in
Section 6 below, (ii) changes to Licensed Product(s) to work with new or different versions of EDA tools or operating systems, or (iii) changes to Licensed Product(s) to work with process rule changes (i.e., recharacterizations).

        (b) "Workaround" means a change in the way Licensee accomplishes a task using the Licensed Product, which may be of a temporary nature, to help avoid the Error.

        (c) "Support Liaison(s)" means not more than [***] Licensee technical support personnel authorized to contact Artisan Components for purposes of obtaining support and maintenance under the License Agreement.

        (d) "Update" means Update as defined in the License Agreement.



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have been filed separately with the Commission.

2.      ARTISAN COMPONENTS' SUPPORT SERVICES.

        Artisan Components will provide the following Support Services for the Licensed Product(s):

        (a) Telephone Hotline Support: Artisan Components' technical services engineers will be available by telephone during Standard Hours (9:00 a.m. until 5:00 p.m. Pacific Local Time, Monday through Friday, excluding holidays on which Artisan Components is not open for business) to answer questions from the Support Liaison(s) about the installation and use of the Licensed Product(s), including aiding in the diagnosis and resolution of Errors in the Licensed Product(s). Artisan Components shall make reasonable commercial efforts to respond to all Technical Support telephone calls within [***] from the time they are received.

        (b) E-mail and Facsimile ("Fax") support: Artisan Components' technical services engineers will be available by e-mail and Fax during Standard Hours for the same purposes as listed under Telephone Hotline Support. Artisan Components shall make reasonable commercial efforts to acknowledge by return e-mail all Technical Support requests via Fax or e-mail within [***] from the time they are received.

        (c) Designated Contacts: Artisan Components will designate no more than [***] Artisan Components technical employees to act as Technical Support Contacts between Licensee and Artisan Components. This list may be modified from time to time by Artisan Components as is necessary in the conduct of its business. In addition, Artisan Components will designate a [***] responsible for priority escalation and ensuring Licensee is satisfied with the level of support received.

3.      CORRECTION OF LICENSED PRODUCT ERRORS.

        (a) Artisan Components agrees to use commercially reasonable efforts to respond to reported Errors based upon the severity of the Error as follows:

           (i) Critical Error. Licensee is unable to use the Licensed Product(s) because of suspected or actual Errors in the Licensed Product(s). Artisan Components will respond to Critical Errors by assigning a technician to investigate the Error within [***] from the time the Licensee reports the Error. Artisan Components will use commercially reasonable efforts to provide a Workaround or an Update to fix Critical Errors as soon as practical.

           (ii) Moderate Error. Licensee is able to use the Licensed Product(s) but is experiencing suspected or actual Errors in the Licensed Product(s) causing interruption of Licensee's use of the Licensed Product(s). Artisan Components will respond to Moderate Errors by making commercially reasonable efforts to assign a technician to investigate the Error within [***] from the time the Licensee reports the Error, and to reply to License within [***]. Artisan Components will use commercially reasonable efforts to provide a Workaround as soon as practical, or to provide an Update to fix the Error in a [***] to [***] by [***].

           (iii) Minor Error. Licensee is experiencing a suspected or actual Error in the Licensed Product(s) that limits some functionality of the Licensed Product(s) or Licensee's support personnel



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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

need assistance or information regarding the Licensed Product(s). Artisan Components will make a commercially reasonable effort to respond to requests for information within [***] and, if required, provide an Update within [***].

        (b) With respect to Critical Errors, in the event Artisan Components cannot find a correction or Workaround to the Critical Error within [***] of [***], the parties will discuss having Artisan Components' engineer(s) visit Licensee's facilities to investigate and find a solution. In such event, if the parties agree that the correction/Workaround may be more quickly achieved with Artisan Components' engineer(s) on-site at Licensee's facilities, Artisan Components will, at its expense, send one or more engineers to Licensee's facilities as reasonably necessary to investigate and find a solution to the Critical Error(s). If it is later found that such Critical Error is not attributable to the Licensed Product(s) in the form as delivered by Artisan Components (e.g., it is caused by third party software or modifications made by Licensee, etc.), Licensee agrees to reimburse Artisan Components for its reasonable travel, lodging and food expenses related to sending its engineers to Licensee's site, plus the current engineering fees as described in Section 6 below.

4.      UPDATES AND ADDITIONAL SUPPORT.

        Artisan Components agrees to provide Licensee one copy of each new Update when such Update is commercially released by Artisan Components to its other existing customers, or, if earlier, when such Updates are prepared hereunder for Licensee and in Artisan Components' discretion are ready for release to Licensee. Artisan Components shall be obligated hereunder to support only the then-current Licensed Product(s) and, for a period of [***] following the date of release of the then-current Licensed Product(s), the immediately preceding Update of the Licensed Product(s). Any and all Updates provided to Licensee hereunder (including but not limited to Error corrections) are part of the Licensed Product(s) and subject to all the terms and conditions of the License Agreement.

        Artisan Components will support Licensee's failure analysis efforts by providing necessary design related information for the Licensed Products to Licensee's failure analysis team, upon Licensee's reasonable request. Such design information will be considered to be Artisan Components' Confidential Information, and subject to the terms of this Agreement regarding Confidential Information.

5.      MAINTENANCE AND SUPPORT RESPONSIBILITIES OF LICENSEE.

        In addition to the payment obligations set forth herein, Licensee shall be responsible for the following:

        (a) Licensee will maintain a list of no more than [***] who will act as Support Liaison(s) between Licensee and Artisan Components. Support Liaison(s) shall be knowledgeable in the installation and use of the Licensed Product(s). This list of Support Liaison(s) may be modified by Licensee as is necessitated by employee turnover and reassignments.

        (b) Support Liaison(s) will promptly report all Errors in the Licensed Product(s) as they are discovered and will make good faith efforts to analyze problems and recommend Workarounds.


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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

        (c) Licensee will implement the Workarounds and/or Updates promptly.

        (d) Licensee will provide sufficient information and assistance to Artisan Components in order for Artisan Components to exercise its support obligations in this Appendix, including but not limited to providing sufficient information to enable Artisan Components to replicate the Error.

        (e) In the event Licensee desires Artisan Components to utilize third party software in Licensee's possession to replicate an Error and provide support and/or maintenance hereunder, except as the parties may otherwise agree, Licensee is responsible for obtaining and maintaining during the term of this Agreement, and Licensee represents that it has obtained, all necessary rights and licenses, at Licensee's expense, from the licensors of the third party software to authorize and enable Artisan Components to perform its obligations under this Agreement relating to the third party software used with the Licensed Product(s).

6.      LIMITS OF SCOPE OF SUPPORT AND MAINTENANCE.

        This Appendix sets forth the parties' rights and responsibilities with respect to Artisan Components' support and maintenance of the Licensed Product(s) and Updates thereto only during the period for which Licensee pays for support as set forth herein. Except as may otherwise be specified in the Master License Agreement, License Agreement or other agreement entered into between the parties, Artisan Components has no obligation to provide Licensee any support or maintenance services or Updates except as set forth under this Appendix.

        Notwithstanding anything to the contrary herein, the design and verification techniques for the Licensed Product(s) used by Artisan Components depend on the accuracy of models, flows and design tools, some of which are provided by Artisan Components' licensees and their target foundries. Due to practical limits on the accuracy of these models, flows and design tools, the fabricated silicon behavior may not always agree with that predicted. In these cases, upon Licensee's request and upon a mutually agreed upon schedule, Artisan Components will assist the Licensee in silicon debugging.

        Silicon debugging is provided at [***] for (a) debugging necessary because of defects in the Licensed Product and (b) for each of the four (4) Licensed Products, up to [***] of debugging not covered by (a). Artisan Components will provide silicon debugging in addition to the foregoing, as well as product engineering, subject to mutual agreement and at Artisan Components' then current standard hourly rate plus applicable expenses.

        Furthermore, Artisan Components has no obligation to provide any support or maintenance for any modifications made to the Licensed Product(s) by or for Licensee (other than by Artisan Components) (including Modifications, as defined in Section 2.7 of the Master License Agreement). If Licensee reports an error or requests information relating to use of the Licensed Product, such reported error or information request must relate to use of the Licensed Product(s) in the form as provided by Artisan Components. If Artisan Components spends any time or resources on any error reports or information requests that are found attributable to Licensee's modifications (or how to make modifications to) the Licensed Product, Artisan Components may charge Licensee Artisan



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have been filed separately with the Commission.

Components' then current hourly engineering fees and reasonable out of pocket expenses for all time and resources expended by Artisan Components on such matter(s). Licensee will pay any such invoices [***] from the date of the invoice.

        Artisan Components shall have no responsibility for analyzing or correcting errors in any third party software (other than to cooperate in providing information about the Licensed Product(s) to the Licensee) or testing any third party software. Artisan Components shall not be responsible under this Appendix to modify Licensed Product(s) to operate with any new or different versions of third party software or any new third party software products.

7.      TERM.

        (a) Unless terminated as set forth hereunder, the maintenance and support to be provided hereunder shall be available on a yearly basis, with the initial yearly maintenance period beginning [***] after delivery of the Licensed Product(s) ("Maintenance Commencement Date") and ending one (1) year later. Thereafter, the term of this Appendix shall renew on the anniversary date of the Maintenance Commencement Date for consecutive one (1) year terms, if Artisan Components sends an invoice to Licensee and if Licensee pays that invoice, or upon other mutual written agreement.

        (b) This Appendix, which is made a part of the License Agreement, may be terminated as set forth in Section 7 of this Appendix or in Section 10 of the Master License Agreement. Termination of this Appendix does not necessarily mean termination of the Master License Agreement, but termination of the Master License Agreement will be considered to be termination of this Appendix.

8.      SUPPORT AND MAINTENANCE PAYMENT.

        (a) For each yearly period under the term of this Appendix, Licensee must pay an annual support and maintenance fee ("Annual Maintenance Fee"). The Annual Maintenance Fee is due in full for the initial one (1) year term of this Appendix on or before the [***]. Thereafter, the Annual Maintenance Fee shall be due and payable in full on or before the [***] of the consecutive one (1) year renewal term for which payment is due.

        (b) The Annual Maintenance Fee is set forth in Appendix 2 to the Product Schedule.



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treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

9.      GENERAL.

        Except as set forth herein, all terms and conditions of the License Agreement shall remain in full force and effect. Unless otherwise defined in this Appendix, capitalized terms used in this Appendix shall have the same meaning as set forth in the License Agreement.




ARTISAN COMPONENTS, INC.                          LICENSEE

By: [***]                                         By: [***]
    Signature of an Officer                           Signature of an Authorized
    of the Corporation                                Representative


Name: [***]                                       Name: [***]
      Printed name of the                             Printed name of the
      Signing Officer                                 Authorized Representative

Title: [***]                                      Title: [***]

Date:    3/8/01                                   Date:     3/7/01


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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                    EXHIBIT D

                                      [***]

[***]






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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                            EXHIBIT E: THREE-WAY NDA

                            ARTISAN COMPONENTS, INC.
            MULTIPLE PARTY NONDISCLOSURE AND RESTRICTED USE AGREEMENT


This Multiple Party Nondisclosure Agreement (this "Agreement") is made effective as of the _____ day of _____________ 2001 (the "Effective Date"), by and among Artisan Components, Inc., a Delaware Corporation ("ARTISAN COMPONENTS"), Artisan Components' customer (as defined below, "CUSTOMER"), and Customer's vendor (as defined below, "RECIPIENT").



          "CUSTOMER"                                         "RECIPIENT"

Name: ____________________________             Name: __________________________

Address: _________________________             Address: _______________________

__________________________________             ________________________________

__________________________________             ________________________________


                   "LIMITED BUSINESS PURPOSE" (describe below)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

1. CONFIDENTIAL INFORMATION. The parties desire to have Customer disclose to Recipient certain confidential products and related product documentation of Artisan Components consisting of the following (describe and categorize by Front-End Views, if any and/or Back-End Views, if any):_________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________("Artisan Components Products").

        The parties acknowledge that the Artisan Components Products, including but not limited to information learned by the Recipient relating to the Artisan Components Products in the course of carrying out the Limited Business Purpose and/or from employees or agents of Customer and Artisan Components, such as formulas, databases, software, algorithms, know-how, schematics, circuit designs, cell libraries, memory generators, inventions, processes, trade secrets and personnel, will all be considered "Confidential Information" of Artisan Components. Confidential Information shall not include information that: (a) is now or subsequently becomes generally available to the public through no fault or breach of Recipient; (b) Recipient can demonstrate was rightfully in its possession prior to disclosure to Recipient by Artisan Components or Customer and without restriction; (c) is independently developed by Recipient without use of persons who had any access to the Confidential Information; or (d) Recipient rightfully obtains from a third party who has the right to transfer or disclose it without any limitation on further disclosures or use.

2. USE OF CONFIDENTIAL INFORMATION. Recipient agrees to accept Confidential Information solely for use in connection with the Limited Business Purpose above. Recipient will not disclose, publish, or disseminate Confidential Information to anyone other than those of its employees with a need to know in order to carry out the Limited Business Purpose. Recipient agrees to use reasonable care, but in no event no less than the same degree of care that it uses to protect its own confidential and proprietary information of similar importance, to prevent the unauthorized use, disclosure, publication and dissemination of Confidential Information. Recipient agrees not to use Confidential Information otherwise for its own benefit or any third party's benefit without the prior written approval of an authorized representative of Artisan Components. Recipient may disclose Confidential Information if required by any judicial or governmental order, provided that Recipient takes reasonable steps to first give Artisan Components sufficient prior notice to contest such order.

        If Back-End Views are being provided to Recipient as part of the Artisan Component Products, then the following applies:

                Recipient further agrees that only its full-time employees who sign an Acknowledgment in the form of Exhibit A (and which must be delivered to Artisan Components), may have access to the Artisan Components Products; and

                Without limiting the generality of the other provisions in this Agreement, if Recipient, or any affiliated company of Recipient (e.g., subsidiary, parent, etc.) is in, or enters into, the business of developing and/or marketing for commercial purposes standard cells, I/O cells and/or embedded memories ("Competitive Entity"), Recipient agrees to take steps to ensure that the Back-End Views will not be made available to personnel working for the Competitive Entity (e.g., it will not be placed on servers to which the Competitive Entity has access, etc.).

3. OWNERSHIP OF CONFIDENTIAL INFORMATION. All Confidential Information remains the property of Artisan Components and/or its licensors and no license or other rights to Confidential Information are granted or implied hereby.

4. NO WARRANTY. All information is provided "AS IS" and without any warranty, express, implied, statutory, or otherwise, regarding its accuracy or performance.

5. TERM. The term of this Agreement will continue until terminated as set forth below.

a) Any party may terminate this Agreement at any time, without cause, upon at least fifteen (15) days prior written notice to the other parties.

b) Artisan Components and Customer may each individually, or together collectively, terminate this Agreement upon written notice to the other parties in the event Recipient is in breach of this Agreement.

c) This Agreement will terminate automatically upon the termination of the license agreement between Artisan Components and Customer under which the Artisan Components Products are licensed to Customer.

d) This Agreement will terminate automatically upon the termination of the agreement(s) between Customer and Recipient under which the Customer is retaining Recipient for the Limited Business Purpose.

        Recipient's obligations hereunder relating to the Confidential Information shall survive any termination of this Agreement. Upon any termination of this Agreement for any reason, Recipient will promptly return to Artisan Components all tangible Confidential Information, including but not limited to all computer programs, documentation, notes, plans, drawings, and copies thereof. With respect to Confidential Information stored in electronic form, Recipient shall delete all such Confidential Information from its systems and shall confirm in a writing signed by an authorized representative of Recipient, that all Confidential Information has been deleted and returned as set forth above.

6. NO EXPORT. Recipient certifies that no Confidential Information, or any portion thereof, will be exported to any country in violation of the export laws and regulations of the United States government.

7. ENTIRE AGREEMENT AND GOVERNING LAW. Except as between Artisan Components and Customer under the license agreement between Artisan Components and Customer, this Agreement constitutes the entire agreement between the parties regarding the Confidential Information and supersedes all prior or contemporaneous oral or written agreements concerning such Confidential Information. This Agreement may not be amended except by a written agreement signed by authorized representatives of the parties. This Agreement will be governed by and construed in accordance with the laws of the State of California, excluding its conflict of laws provisions.

Understood and agreed to by the duly authorized representatives of the parties:


ARTISAN COMPONENTS, INC.                       CUSTOMER:

By                                             By
  --------------------------------                -----------------------------

Name:                                          Name:
      ----------------------------                  ---------------------------

Title:                                         Title:
      ----------------------------                   --------------------------

Date:                                          Date:
     -----------------------------                  ---------------------------


RECIPIENT:
          ------------------------


By
  --------------------------------

Name:
     -----------------------------

Title:
      ----------------------------

Date:
     -----------------------------



                                                                         AE1999

                                    EXHIBIT A

          Acknowledgment Of Nondisclosure and Restricted Use Agreement


I am a full-time employee of _____________________ ("Recipient") and I acknowledge that I have read and understand the Nondisclosure and Restricted Use Agreement by and among Artisan Components, Inc., _______________________________ (Customer) and Recipient (the "Agreement"). I understand that the Agreement applies to me as an employee of Recipient to the extent I have access to the Artisan Components Products and Confidential Information.


Signature:
          ---------------------------

Print Name:
            -------------------------

Date:
     --------------------------------

                  EXHIBIT F: FORM OF TAPE-OUT INFORMATION SHEET

                           TAPE-OUT INFORMATION SHEET


----------------------------------------------------------------------------------------------------------------------------------
USER INFORMATION         COMPANY NAME
                         ---------------------------------------------------------------------------------------------------------
                         USER NAME
                         ---------------------------------------------------------------------------------------------------------
                         PHONE NUMBER
                         ---------------------------------------------------------------------------------------------------------
                         E-MAIL ADDRESS
                         ---------------------------------------------------------------------------------------------------------
                         COMPANY LOCATION (city, state,
                         country)
==================================================================================================================================
INFORMATION CATEGORY                                                Entry #1                   Entry #2                   Entry #3
                         ---------------------------------------------------------------------------------------------------------
                         New Entry (N) or Update to
                         Existing Entry (U)
==================================================================================================================================
TAPE-OUT DETAILS         FOUNDRY NAME (TSMC, UMC, or
                         Chartered)
                         ---------------------------------------------------------------------------------------------------------
                         PROCESS (0.25(mu)m, 0.25(mu)mE or
                         0.18(mu)m)
                         ---------------------------------------------------------------------------------------------------------
                         TAPE-OUT DATE (i.e. January 10,
                         2000)
                         ---------------------------------------------------------------------------------------------------------
                         FOUNDRY SALES' NAME (i.e. Bill
                         Smith)
                         ---------------------------------------------------------------------------------------------------------
                         FOUNDRY'S MANUFACTURING PART
                         NUMBER (i.e. ABC001)(1)
                         ---------------------------------------------------------------------------------------------------------
                         PARTS OF ARTISAN LIBRARY USED
                         (Standard Cell, Memory, I/O)
                         ---------------------------------------------------------------------------------------------------------
OPTIONAL INFORMATION     INTERNAL DESIGN PROJECT CODE (i.e.
                         Xer200)
                         ---------------------------------------------------------------------------------------------------------
                         NATURE OF TAPE-OUT (i.e.
                         engineering sample, prototype or
                         production)
                         ---------------------------------------------------------------------------------------------------------
                         WAFER VOLUME AND CONDITION
                         ---------------------------------------------------------------------------------------------------------
                             Total number of wafers
                         ---------------------------------------------------------------------------------------------------------
                             Number of wafers/ month
                         ---------------------------------------------------------------------------------------------------------
                             Production period (i.e. May
                             1999 - Feb. 2000)
                         ---------------------------------------------------------------------------------------------------------
                         USER'S MANUFACTURING CONTROLLER (2)
                         ---------------------------------------------------------------------------------------------------------
                             Name
                         ---------------------------------------------------------------------------------------------------------
                             Phone Number
==================================================================================================================================


Instructions:

Please print out the form, fill it out and fax back to [***] at Artisan Components (fax number [***]), or ask your User Program Manager at Artisan Components to send you the form in Microsoft Word format (specify version).

Notes:

(1) Foundry's Manufacturing Part Number: Please indicate MPW and the date (i.e. MPW 3/20/00) if the tape-out is a multi-project test chip.

(2) User's Manufacturing Controller: The business contact who issues wafer purchase order to foundry.



Artisan Components, Inc. Confidential                                    6/20/00

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                        EXHIBIT G: PRODUCT SPECIFICATIONS

                                [See Exhibit H]

                                EXHIBIT H: QUOTE

                                   [Attached]

[ARTISAN COMPONENTS LOGO]

                                     ARTISAN COMPONENTS CONFIDENTIAL INFORMATION



                  PRODUCTS, SERVICES AND MAINTENANCE QUOTATION



                       Quote No.:           8240-JR   Revision No.:     5
                       Original Quote Date: 10/7/99   Revision Date:    2/27/01
                                                      Expiration Date:  3/13/01



To: National Semiconductor Corporation   [***]   Artisan Components, Inc.  [***]
    2900 Semiconductor Drive M/S D3-675  [***]   1195 Bordeaux Drive       [***]
    Santa Clara, CA 95052-8090           [***]   Sunnyvale, CA 94089-1210  [***]


----------------------------------------------------------------------------------------------------------------------------------
                                                                                      DELIVERY SCHEDULE
PRODUCT/SERVICE DESCRIPTION                                                                  ARO*               LINE ITEM FEE
----------------------------------------------------------------------------------------------------------------------------------
Multi-process agreement for 0.25um, 0.18um, 0.15um and 0.13um Artisan [***]
package. Specific products and schedule shall be as shown in attachment A.

1.    0.25um Technology [***] library package                                       As shown in attachment A         [***]

2.    0.18um Technology [***] library package                                                 "                      [***]

3.    0.15um Technology [***] library package                                                 "                      [***]

4.    0.13um Technology [***] library package                                                 "                      [***]

                                                                 TOTAL LICENSE FEES:                                 [***]

5.    Annual maintenance per process technology (optional)                                                           [***]
----------------------------------------------------------------------------------------------------------------------------------

* [***] is defined as [***] of order, [***], and [***] (see attachment A) required from Customer.



NOTES:

1.      RECEIVABLES ASSUMPTION

This quotation is subject to the National Semiconductor/Artisan Components License Agreement dated February 28, 2001. In the event of any conflict or lack of detail in this quotation, the terns in the NSC/Artisan agreement shall govern. All prices are quoted in U.S. Dollars. All payments are due [***], per the terms of the NSC/Artisan Agreement.


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                     ARTISAN COMPONENTS CONFIDENTIAL INFORMATION



        The pricing and schedules shown assume that the 0.25um, 0.18um, 0.15um, and 0.13um receivables information (see receivables requirements listed in Attachment A) provided by NSC will be [***] to the [***] used for Artisan's 0.25um, 0.18um, 0.15um, and 0.13um [***] offering.

2.      ROYALTY TERMS

        Terms of the proposed National Semiconductor/Artisan Components License Agreement include a royalty fee of [***] per good wafer manufactured using Artisan IP at NSC. "Good wafer" is defined as an NSC produced wafer that contains Artisan IP in any form and yields at least one good die after wafer sort testing. Note that this rate is strictly confidential between individuals with a need to know within Artisan and National Semiconductor, and should NOT be disclosed to any other individuals within NSC or anyone outside of NSC.

3.      DELIVERABLE/RECEIVABLE LISTING

        Deliverables (specific models, views, and documentation that Artisan will deliver) are as stated in the mutually agreed to specifications for each of the library products for each technology. The applicable specification version number for each product (nearly 40 products in all) shall be as stated in the then current addendum to the NSC/Artisan License Agreement.

        Receivables (data required from NSC to officially start the schedule clock) assumptions are stated in attachment A.




                                      [***]




This quotation is subject to the National Semiconductor/Artisan Components License Agreement dated February 28, 2001. In the event of any conflict or lack of detail in this quotation, the terns in the NSC/Artisan agreement shall govern. All prices are quoted in U.S. Dollars. All payments are due [***], per the terms of the NSC/Artisan Agreement.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                  Attachment A

              Artisan Components Quotation No. 8240-JR, Revision 5
                     for National Semiconductor Corporation

                                February 27, 2001

         PRODUCT/ARCHITECTURE/SCHEDULE MATRIX FOR NATIONAL SEMICONDUCTOR

                                      [***]





Notes:

1. Note that the libraries shown are designed for [***] in each [***].

2. [***] is defined as [***], including signed license agreement and any [***] required from [***]. Schedules shown do not include [***];[***] for those will be quoted separately.

3. [***] for [***] will be quoted [***] for those technologies.

4. Deliverables (specific models, views, and documentation that Artisan will deliver) are as stated in the mutually agreed to specifications for each of the library products for each technology. The applicable specification version number for each product (nearly 40 products in all) shall be as stated in the then current addendum to the NSC/Artisan License Agreement.

          RECEIVABLES INFORMATION REQUIRED FROM NATIONAL SEMICONDUCTOR

Artisan needs to receive the following information ("receivables") from the Customer prior to the official start of the project. [***] are predicated on all these receivables being in.

                                      [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                  Attachment B
              Artisan Components Quotation No. 8240-JR, Revision 5
                     for National Semiconductor Corporation
                                February 27, 2001


0.25um Technology                                                           [***]                 [***]                  [***]
-----------------
Standard Cell Library                                                       [***]                 [***]                  [***]
Single Port SRAM Generator                                                  [***]                 [***]                  [***]
Dual Port SRAM Generator                                                    [***]                 [***]                  [***]
Dual Port Register File Generator                                           [***]                 [***]                  [***]
Diffusion ROM Generator                                                     [***]                 [***]                  [***]
Metal ROM Generator                                                         [***]                 [***]                  [***]
SAGE I/O Library, In-Line, Including ElectroArt                             [***]                 [***]                  [***]
SAGE I/O Library, Staggered                                                 [***]                 [***]                  [***]
ArtNuvo Library Verification Vehicle                                        [***]                 [***]                  [***]
                                        Technology Subtotal:                [***]                 [***]                  [***]

0.18um Technology                                                           [***]                 [***]                  [***]
-----------------
Standard Cell Library                                                       [***]                 [***]                  [***]
Single Port SRAM Generator                                                  [***]                 [***]                  [***]
Dual Port SRAM Generator                                                    [***]                 [***]                  [***]
Single Port Register File Generator                                         [***]                 [***]                  [***]
Dual Port Register File Generator                                           [***]                 [***]                  [***]
Diffusion ROM Generator                                                     [***]                 [***]                  [***]
Metal ROM Generator                                                         [***]                 [***]                  [***]
SAGE I/O Library, In-Line                                                   [***]                 [***]                  [***]
SAGE I/O Library, Staggered                                                 [***]                 [***]                  [***]
ElectroArt I/O Evaluation Vehicle                                           [***]                 [***]                  [***]
ArtNuvo Library Verification Vehicle                                        [***]                 [***]                  [***]
                                        Technology Subtotal:                [***]                 [***]                  [***]

0.15um Technology                                                           [***]                 [***]                  [***]
-----------------
Standard Cell Library                                                       [***]                 [***]                  [***]
Single Port SRAM Generator                                                  [***]                 [***]                  [***]
Dual Port SRAM Generator                                                    [***]                 [***]                  [***]
Single Port Register File Generator                                         [***]                 [***]                  [***]
Dual Port Register File Generator                                           [***]                 [***]                  [***]
Diffusion ROM Generator                                                     [***]                 [***]                  [***]
Metal ROM Generator                                                         [***]                 [***]                  [***]
SAGE I/O Library, In-Line                                                   [***]                 [***]                  [***]
SAGE I/O Library, Staggered                                                 [***]                 [***]                  [***]
ElectroArt I/O Evaluation Vehicle                                           [***]                 [***]                  [***]
ArtNuvo Library Verification Vehicle                                        [***]                 [***]                  [***]
                                        Technology Subtotal:                [***]                 [***]                  [***]



--------------------------

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

0.13um Technology                                                           [***]                 [***]                  [***]
-----------------
Standard Cell Library                                                       [***]                 [***]                  [***]
Single Port SRAM Generator                                                  [***]                 [***]                  [***]
Dual Port SRAM Generator                                                    [***]                 [***]                  [***]
Single Port Register File Generator                                         [***]                 [***]                  [***]
Dual Port Register File Generator                                           [***]                 [***]                  [***]
Diffusion ROM Generator                                                     [***]                 [***]                  [***]
Metal ROM Generator                                                         [***]                 [***]                  [***]
SAGE I/O Library, In-Line                                                   [***]                 [***]                  [***]
SAGE I/O Library, Staggered                                                 [***]                 [***]                  [***]
ElectroArt I/O Evaluation Vehicle                                           [***]                 [***]                  [***]
ArtNuvo Library Verification Vehicle                                        [***]                 [***]                  [***]
                                        Technology Subtotal:                [***]                 [***]                  [***]

                                        CONTRACT SUBTOTALS:                 [***]                 [***]                  [***]



--------------------------

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.